China Security & Surveillance Technology, Inc. Announces
Record Date and Annual Meeting Date

SHENZHEN, China, July 29, 2011 /PRNewswire-Asia/ -- China Security & Surveillance Technology, Inc. (“CSST” or the “Company”) (NYSE:CSR), a leading integrated surveillance and safety solutions provider in the P.R.C., today announced that it has established a record date and a meeting date for its annual meeting of stockholders (“AGM”) to consider and vote on, among other things, the proposal to adopt the previously announced Amended and Restated Agreement and Plan of Merger, dated as of May 3, 2011 (the "Merger Agreement"), by and among Rightmark Holdings Limited, a British Virgin Islands company ("Parent"), Rightmark Merger Sub Limited, a Delaware corporation and a wholly owned, direct subsidiary of Parent ("Merger Sub"), the Company and Mr. Guoshen Tu (solely for the purpose of Section 6.15 of the Merger Agreement), pursuant to which Merger Sub will be merged with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Parent. If completed, the proposed merger would result in the Company becoming a privately held company and its common stock would no longer be listed on the New York Stock Exchange. The Company's board of directors, acting upon the unanimous recommendation of the independent committee formed by the board of directors, approved the Merger Agreement and resolved to recommend that the Company's stockholders vote to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the merger.

In addition to voting on the Merger Agreement, the meeting will also constitute the Company’s 2011 annual stockholders’ meeting, and stockholders will be asked to consider and vote on (i) the election of five members to the Company’s board of directors, (ii) the ratification of the appointment of the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011, (iii) the approval, on an advisory basis, of executive compensation, and (iv) approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation.

The Company’s stockholders of record at the close of business (New York time) on Friday, August 5, 2011 (the “Record Date”), will be entitled to notice of the AGM and to vote at the AGM. The AGM will be held at 10am (Hong Kong time) on Wednesday, September 14, 2011, at the Company's office at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen 518034, the People's Republic of China.

The closing of the transaction is subject to certain terms and conditions customary for transactions of this type, including receipt of stockholder approval. The closing of the transaction is currently expected to occur shortly after the receipt of stockholder approval at the AGM.

Important Additional Information and Where to Find it

In connection with the proposed transaction, the Company has filed a preliminary proxy statement and other relevant documents concerning the transaction with the SEC and will file with the SEC a definitive proxy statement, and may file with the SEC other documents regarding the proposed transaction. When completed, a definitive proxy statement and a form of proxy will be mailed to stockholders of the Company. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTION ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders will be able to obtain these documents, as well as other filings containing information about the Company, the proposed transaction and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034, telephone: (86) 755-83510888.

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from our stockholders with respect to the proposed transaction. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2010 filed on February 28, 2011, as amended on April 29, 2011. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

This announcement is neither a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell any securities and it is not a substitute for any proxy statement or other filings that may be made with the SEC should the proposed merger go forward.

About China Security & Surveillance Technology, Inc.
Based in Shenzhen, China, CSST designs, manufactures, sells, installs, services and monitors electronic surveillance and safety products and solutions, including related software, in China. Its customers are mainly comprised of government, commercial, industrial and education entities. CSST has built a diversified customer base through its extensive sales and service network that includes branch offices and distribution points throughout China. To learn more about the Company visit http://www.csst.com

Safe Harbor Statement
This press release may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Such statements include, among others, those concerning expected benefits and costs of the proposed merger; management plans relating to the merger; the expected timing of the completion of the merger; the parties’ ability to complete the merger considering the various closing conditions, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements can be identified by the use of forward-looking terminology such as 'will,' 'believes,' 'expects' or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this press release. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the risk that the merger may be delayed or may not be consummated; the risk that the Merger Agreement may be terminated in circumstances that require us to pay a termination fee; the risk that if Parent breaches the Merger Agreement, the maximum amount the Company could recover from Parent is $20 million; risks related to the diversion of management's attention from our ongoing business operations; risks regarding the failure of Parent to obtain the necessary financing to complete the merger; the effect of the announcement of the proposed merger or operational activities taken in anticipation of the merger on our business relationships, operating results and business generally; the outcome of any legal proceedings that have been or may be instituted against us related to the Merger Agreement; the amount of the costs, fees, expenses and charges related to the merger; and risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of stockholder approval. For a description of additional risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov

For more information, please contact:

Company Contact:
Amy Tang
China Security & Surveillance Technology, Inc.
Tel: +86-755-8351-0888 ext.6138
Email: ir@csst.com

Investor and Media Contact:
Patrick Yu, Fleishman-Hillard Hong Kong
Tel: +852-2530-2577
Email: patrick.yu@fleishman.com